SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                  ----------



                                 FORM 8-K/A-2

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934





Date of earliest event reported:  May 6, 1997 (Amending Form 8-K filed on
                                  December 22, 1995 to report event on December 8, 1995)





                           Able Telcom Holding Corp.
              (Exact name of registrant as specified in charter)



        Florida                     0-21986                  65-0013218
(State or other jurisdiction      (Commission               (IRS employer
    of incorporation)            file number)            identification no.)



1601 Forum Place, Suite 1110, West Palm Beach, Florida          33401
(Address of principal executive offices)                     (Zip code)




Registrant's telephone number, including area code:  (407) 688-0400

Item 7. Financial Statements and Exhibits.

        (a) Financial Statements.

            Thefollowing financial statements are filed as part of this Form 8-K/A-2:

            Condensed Financial Statements (unaudited):
            Condensed Balance Sheets as at November 30, 1995 and 1994 Condensed Statements of Operations for the five months ended
              November 30, 1995 and 1994
            Condensed Statements of Cash Flows for the five months ended
              November 30, 1995 and 1994
            Notes to Condensed Financial Statements

            Thefollowing financial statements were filed with the Company's Current Report on Form 8-K dated December 21, 1995 as filed with the Commission on December 22, 1995.

            Financial Statements of H. C. Connell, Inc.:

            Report of Independent Auditors
            Balance Sheets as of June 30, 1995 and 1994
            Statements of Income and Retained Earnings for the Years Ended June
              30, 1995 and 1994
            Statements of Cash Flows for the years ended June 30, 1995 and 1994 Notes to Financial Statements
            Schedules to Financial Statements

            Report of Independent Auditors
            Balance Sheets as of June 30, 1994 and 1993
            Statements of Income and Retained Earnings for the Years Ended June
              30, 1994 and 1993
            Statements of Cash Flows for the years ended June 30, 1994 and 1993 Notes to Financial Statements



(b)   Pro Forma Financial Information.

            Pro Forma Financial Information related to the transaction reported herein filed with the Company's Current Report on Form 8-K/A-1 dated February 20, 1996 (Amending form 8K filed on December 22, 1995 to report event on December 8, 1995).

(c)   Exhibits.  The following exhibits are incorporated by reference herein.

       Exhibit No.              Description             Method of Filing
      --------------------------------------------------------------------------

       10.1  Stock Purchase Agreement between the        Filed with the
             Registrant and H.C.and Lois A. Connell,     Company's Current
             dated November 6, 1995.                     Report on Form 8-K
                                                         dated December 21,1995

       10.2  Amendment to Stock Purchase Agreement       Filed with the
             between the Registrant and H.C.and Lois     Company's Current
             A. Connell, dated December 8, 1995.         Report on Form 8-K
                                                         dated December 21,1995

       10.3  Consulting Agreement between the            Filed with the
             Registrant and H.C.Connell,dated December   Company's Current
             1, 1995                                     Report on Form 8-K
                                                         dated December 21,1995

       10.8  Term Loan and Revolving Line of Credit      Filed with the
             Facility between the Registrant and         Company's Current
             SunTrust Bank, South Florida  N.A.          Report on Form 8-K
             effective as of November 29, 1995.          dated December 21,1995


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          ABLE TELCOM HOLDING CORP.


                                          By:/s/ William J. Mercurio
                                             --------------------------
                                             William J. Mercurio
                                             President,Chief Executive Officer


Dated: May 6, 1997

                                 Exhibit Index


      --------------------------------------------------------------------------

       Exhibit No.            Description                Method of Filing
      --------------------------------------------------------------------------

       10.1  Stock Purchase Agreement between the        Filed with the
             Registrant and H.C.and Lois A. Connell,     Company's Current
             dated November 6, 1995.                     Report on Form 8-K
                                                         dated December 21,1995

       10.2  Amendment to Stock Purchase Agreement       Filed with the
             between the Registrant and H.C.and Lois     Company's Current
             A. Connell, dated December 8, 1995.         Report on Form 8-K
                                                         dated December 21,1995

       10.3  Consulting Agreement between the            Filed with the
             Registrant and H.C.Connell,dated December   Company's Current
             1, 1995                                     Report on Form 8-K
                                                         dated December 21,1995

       10.8  Term Loan and Revolving Line of Credit      Filed with the
             Facility between the Registrant and         Company's Current
             SunTrust Bank, South Florida  N.A.          Report on Form 8-K
             effective as of November 29, 1995.          dated December 21,1995


                           H.C. CONNELL, INC.

                          Financial Statements


                       November 30, 1995 and 1994

------------------------------------------------------------------------
                           H.C. CONNELL, INC.
------------------------------------------------------------------------

                          Financial Statements


                       November 30, 1995 and 1994



                                 INDEX


                                                                  Page Number

Condensed Financial Statements (Unaudited)

       Condensed Balance Sheets -
             November 30, 1995 and 1994                                 3

       Condensed Statements of Operations -
             Five months ended November 30, 1995 and 1994               5

       Condensed Statements of Cash Flows -
             Five months ended November 30, 1995 and 1994               6

       Notes to Condensed Financial Statements -
            November 30, 1995 and 1994                                  7



                           H.C. CONNELL, INC.


                        Condensed Balance Sheets





                                                 November 30,   November 30,
                                                        1995           1994
                                                ------------------------------


Assets

Current assets:
  Cash and cash equivalents                     $   419,351    $     28,904
  Accounts receivable, net                        1,614,923       1,791,267
  Inventory                                             ---          20,107
  Prepaid expenses and other                         20,161          58,000
  Deferred income taxes                              64,500             ---
  Cost and profit in excess of billings              98,071         162,833
    on uncompleted contracts
                                                   ---------       ---------

   Total current assets                            2,217,006       2,061,111

Property and equipment, net                        1,957,195       1,988,104

Other assets:
  Deferred income taxes                                 ---           1,000
  Other                                              27,226          11,487
                                                   ---------       ---------

   Total other assets                                27,226          12,487
                                                   ---------       ---------

       Total assets                               $4,201,427      $4,061,702
                                                   =========       =========














See accompanying notes to unaudited condensed financial statements.

                          H.C. CONNELL,INC.


                  Condensed Balance Sheets (Continued)




                                                 November 30,   November 30,
                                                        1995           1994
                                                ------------------------------


Liabilities and Shareholders' Equity

Current liabilities:
  Current portion of long-term debt               $ 397,020       $ 295,932
  Lines of credit                                   152,000         145,843
  Accounts payable                                  479,622         510,306
  Accrued expense                                   426,306         110,353
  Billings in excess of costs and profits             7,833          18,904
    on uncompleted contracts
  Income taxes payable                                  ---         179,615
                                                   ---------       ---------

   Total current liabilities                       1,462,781       1,260,953

Long-term debt, less current portion                 113,997         207,205
Deferred income taxes                                255,600         219,300
                                                   ---------       ---------

   Total liabilities                               1,832,378       1,687,458

Shareholders' equity:
  Common stock                                        10,000          10,000
  Additional paid-in capital                          43,422             ---
  Retained earnings                                2,315,627       2,364,244
                                                   ---------       ---------

   Total shareholders' equity                      2,369,049       2,374,244
                                                   ---------       ---------

   Total liabilities and shareholders' equity     $4,201,427      $4,061,702
                                                   =========       =========










See accompanying notes to unaudited condensed financial statements.

                            H.C. CONNELL, INC.

                   Condensed Statements of Operations



                                          For the five months ended November 30,
                                         --------------------------------------

                                                     1995             1994
                                                  -----------      ----------

Revenues                                          $ 4,572,038      $5,042,341
Costs of revenues                                   3,625,977       3,750,635
                                                    ---------       ---------
      Gross profit                                    946,061       1,291,706

Operating expenses                                    598,795         668,535
Administrative expenses                               439,976         389,400
                                                    ---------       ---------

   Operating (loss) income                            (92,710)        233,771

Other income
  Interest income                                       4,032             ---
  Miscellaneous income                                 11,842           7,547
  Gain on sale of assets                                6,200             ---
                                                    ---------       ---------

   Total other income                                  22,074           7,547

(Loss) income before income taxes                     (70,636)        241,318

Benefit (provision) for income taxes                   25,351         (94,114)
                                                    ---------       ----------

Net (loss) income                                     (45,285)        147,204

Retained earnings, beginning of period              2,360,912       2,227,040

Dividends paid                                           ---          (10,000)
                                                    ---------       ----------

Retained earnings, end of period                   $2,315,627      $2,364,244
                                                    =========      ==========






See accompanying notes to unaudited condensed financial statements.

                          H.C. CONNELL, INC.

                   Condensed Statements of Cash Flows



                                          For the five months ended November 30,
                                          --------------------------------------

                                                       1995           1994
                                                     ---------     ---------

Cash provided by (used in) operating activities   $  230,363       $(53,063)

Cash flows from investing activities:
  Increase in loans receivable                          (441)            ---
  Proceeds from the sale of equipment                 51,807             ---
  Purchase of property and equipment                 (90,628)      (689,419)
                                                    ---------      ---------

       Net cash used in investing activities         (39,262)      (689,419)

Cash flows from financing activities:
  Capital contribution                                43,422             ---
  Dividends paid                                         ---         (10,000)
  Net borrowings under line of credit                 39,500          33,908
  Proceeds from new debt                              34,696         557,778
  Principal payments on long-term debt              (197,808)       (272,137)
                                                    ---------       ---------

       Net cash used in financing activities         (80,190)        309,549

Net increase (decrease) in cash                      110,911        (432,933)

Cash at beginning of period                          308,440         461,837
                                                    ---------       ---------

Cash at end of period                             $  419,351       $  28,904
                                                    =========       =========










See accompanying notes to unaudited condensed financial statements.

                             H.C. CONNELL, INC.

                   Notes to Condensed Financial Statements





1.    Basis of Presentation

      The accompanying unaudited condensed financial statements have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Article 10 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required for complete financial statements. In the opinion of management, all adjustments necessary for a fair presentation of the results for the interim periods presented have been included. Such adjustments consist of normal recurring accruals.

      These results have been determined on the basis of generally accepted accounting principles and practices applied consistently with those used in the preparation of the Company's Financial Statements for the years ended June 30, 1995 and 1994. Operating results for the five months ended November 30, 1995 and 1994 are not necessarily indicative of the results that may be expected for the years then ended.

      It is recommended that the accompanying condensed financial statements be read in conjunction with the financial statements and notes thereto included elsewhere in this report.

2.    Self-Insurance Program

      The Company participates in a self-insurance program with Employers Self Insurers Fund for workers' compensation insurance coverage. Under the terms of the program, the Company reimburses the Fund for all claims paid up to an annual maximum obligation based on a percentage of standard premium. Claims paid above this annual maximum amount are the responsibility of the Fund.

      The Company is required to maintain a minimum balance of $25,000 with the Fund to service claims. Additionally, at the insurance Fund's request, the Company has issued the Fund an irrevocable standby letter of credit in the amount of $650,000.

                                H.C. CONNELL, INC.

3.    Long-Term Debt

      Long-term debt at November 30, 1995 is summarized below. The equipment and vehicles acquired using the proceeds of these loans have been pledged as security for the debt.

           Notes Payable to Banks                    Long
          (Prime equals 8.75% at        Current      Term       Total
           November 30, 1995)
           ---------------------------  --------   ---------   --------

           Monthly payments
           of $10,000 plus
           interest at prime
           plus .50%                  $ 120,000    $ 40,000   $ 160,000


           Monthly payments
           of $8,125 plus
           interest at prime
           plus .50%                     97,500      48,750     146,250


           Monthly payments
           of $6,077 plus
           interest at prime
           plus .50%                     72,922         ---      72,922


           Monthly payments
           of $4,664 plus
           interest at prime
           plus .75%                     41,976         ---      41,976


           Monthly payments
           of $4,664 plus
           interest at prime
           plus .50%                     17,348      15,902      33,250


           Monthly payments
           of $4,947 plus
           interest at prime
           plus .75%                      9,893         ---       9,893


           Monthly payments
           of $3,115 plus
           interest at prime
           plus .50%                     37,381       9,345      46,726

                                        --------   ---------   --------

                    TOTALS            $ 397,020 $   113,997  $  511,017
                                        ========   =========   ========

      Maturities of long-term debt are as follows:

           Year ended November 30, 1996         $   397,020
           Year ended November 30, 1997             113,997
                                                  ----------

                   TOTAL                        $   511,017
                                                  ==========


                              H.C. CONNELL, INC.

      The banks require the Company to maintain minimum equity of $1.5 million. All long-term debt is personally guaranteed by H.C.
      Connell, the majority stockholder.

      Total interest expense incurred and paid for the five months ended November 30, 1995 and 1994 was $27,759, and $15,495, respectively.

4.    Contingencies

      The Company is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the amounts, if any, which may be awarded in connection with these claims and actions would not be material to the Company's financial position.